U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                        April 8, 2005 ( March 25, 2005)


                            Provo International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



           001-15673                                   13-3950283
        ----------------                    ---------------------------------
      (Commission File No.)                 (IRS Employer Identification No.)


                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553

                   (Address and telephone number of principal
                    executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


         Provo International, Inc. (the "Company") (formerly Frontline Communications Corp.) received a notice from the American Stock Exchange on March 25, 2005, advising the Company that they have not accepted the Company's plan of compliance submitted to them on February 25, 2005. The Exchange's letter indicates that the Company's common stock is not in compliance with Sections 1003(a) (i), 1003 (a) (ii) and 1003 (a) (iv) of the Exchange's continued listing standards due to the Company's losses from continuing operations and the Company's shareholders equity being less than the amounts specified in the Exchange's continued listing standards. The Exchange staff has advised the Company of non-compliance of Section 1003 (f) (v) of the Exchange's Company Guide since the Company's common stock has been trading at a low price per share for a significant period of time. In addition, the Exchange has notified the Company of the Company's non-compliance with Section 301 of the Exchange's Company Guide due to the Company's failure to file an application for listing of additional shares and for the Company's failure to receive shareholder approval pursuant to Section 711 of the Exchange's Company Guide.

         Pursuant to an extension provided by the Exchange, the Company had the option to appeal the Exchange's decision until April 8, 2005. After evaluating the situation, on April 8, 2005, the Company decided not to appeal the Exchange's decision. Accordingly, the Exchange will suspend trading in the Company's securities and submit an application to the Securities and Exchange Commission to strike the Company's common stock from listing and registration with the Exchange in accordance with Section 12 of the Securities Exchange Act of 1934 and the rules promulgated there under.

Item 9.01   Financial Statements and Exhibits


         ( c )   Exhibits

99.1      Copy of Press Release of April 8, 2005.


99.2 The Company's proposed plan of compliance as submitted to the American Stock Exchange.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2005

                                       Provo International, Inc.

                                       By: /s/ Stephen J. Cole-Hatchard
                                       --------------------------------
                                       Stephen J. Cole-Hatchard, CEO



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